IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

EP Emerging Markets Small Companies Fund

Class A (Ticker Symbol: EPASX)

Class I (Ticker Symbol: EPEIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated July 1, 2022 to the

Prospectus and Statement of Additional Information (“SAI”) each dated March 1, 2022.

The Board of Trustees of Investment Managers Series Trust (the “Trust”) has approved the following changes with respect to the EP Emerging Markets Small Companies Fund (the “Fund”), effective September 1, 2022 (the “Effective Date”):

•	The name of the Fund will be changed to EP Emerging Markets Fund.
•	Champlain Investment Partners, LLC (“Champlain”) will no longer serve as Sub-Advisor to the Fund. Euro Pacific Asset Management, LLC (“Advisor”), the Fund’s current investment advisor, will be responsible for the day-to-day management of the Fund’s portfolio.
•	The Fund’s current investment policy of investing at least 80% of its net assets in equity securities of small capitalization companies that are tied economically to emerging market countries will be changed to a policy that requires the Fund to invest at least 80% of its net assets in equity securities of companies that are tied economically to emerging market countries.
•	The Fund’s principal investment strategies will be updated as noted below.

As a result of the foregoing, as of the Effective Date, the Prospectus and SAI will be updated as follows:

•	The Fund’s “Principal Investment Strategies” section of the Prospectus will be replaced with the following:

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that are tied economically to emerging market countries. The Fund’s advisor considers emerging market countries to be those countries that are, at the time of investment, included in the MSCI Emerging Markets Index. The Fund’s advisor considers a company to be economically tied to an emerging market country if (1) the company is organized under the laws of an emerging market country, or has its principal office in an emerging market country; (2) at the time of investment, the company derived at least 50% of its total revenues or profits during its most recently completed fiscal year from business activities in an emerging market country; or (3) the company’s equity securities are primarily traded on an exchange in an emerging market country. The Fund’s investments in equity securities may include common stock, preferred stocks, convertible stock and warrants. Certain of the Fund’s investments may be considered restricted securities. The Fund may invest in large-, mid, and small-capitalization companies.

The Advisor uses an active management investment approach to researching, identifying and selecting portfolio companies. The research process is driven by bottom-up fundamental analysis that aims to identify growing but stable companies trading at attractive valuations relative to anticipated growth in revenue and earnings. Prior to making an investment, the Advisor considers factors including, but not limited to, financial statement analysis; quality of management; insider ownership; perceived soundness of the business strategies; ability to sustain a competitive advantage; liquidity; and valuation relative to expected growth.

The Advisor may sell all or a portion of a position when in its opinion one or more of the following occurs, among other reasons: (1) the Advisor’s price target is realized; (2) the company’s fundamentals have deteriorated since it was purchased; (3) the Advisor finds more attractive investment opportunities for the Fund; or (4) the Fund requires cash to meet redemption requests.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

•	The Small-Cap Company Risk discussion in the Fund’s “Principal Risks of Investing” section of the Prospectus will be replaced with the following:

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

•	The Fund will replace its primary benchmark, the MSCI EM Small Cap Index, with the MSCI Emerging Markets Index. The Advisor believes the MSCI Emerging Markets Index is a better performance benchmark for comparison to the Fund’s performance in light of the Fund’s updated investment strategy. Accordingly, the “Average Annual Total Returns” table in the Fund’s “Performance” section of the Prospectus will be deleted and replaced with the following:

Average Annual Total Returns (for periods ended December 31, 2021)	One Year	Five Years	Ten Years
Class A Shares - Return Before Taxes	4.76%	10.03%	8.86%
Class A Shares - Return After Taxes on Distributions[1]	0.13%	8.26%	7.82%
Class A Shares - Return After Taxes on Distributions and Sale of Fund Shares[1]	5.80%	7.71%	7.10%
Class I Shares - Return Before Taxes[2]	9.88%	11.29%	9.64%
MSCI Emerging Markets Index[3] (reflects no deduction for fees, expenses or taxes)	-2.54%	9.87%	5.49%
MSCI EM Small Cap Index (reflects no deduction for fees, expenses or taxes)	18.75%	11.47%	7.42%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only and after-tax returns for classes other than Class A will vary from returns shown for Class A.

[2]	Class A shares were first offered on December 1, 2010. Class I shares were first offered on July 16, 2013. The performance figures for Class I shares include the performance for the Class A shares for the periods prior to the start date of Class I shares. Class A shares imposes higher expenses than Class I shares.

[3]	Effective September 1, 2022, the Fund will change its primary performance benchmark from the MSCI EM Small Cap Index to the MSCI Emerging Markets Index. Euro Pacific Asset Management, LLC, the Fund’s advisor, believes the MSCI Emerging Markets Index represents a better benchmark for comparison to the Fund’s performance in light of the Fund’s investment strategy as of September 1, 2022.

•	All references to “Sub-Advisor” or “Champlain” as Sub-Advisor to the Fund in the Prospectus and SAI will be deleted in their entirety and replaced with “Advisor,” as applicable.

•	All references to Russell Hoss and Richard W. Hoss as portfolio managers of the Fund in the Prospectus and SAI will be deleted in their entirety and replaced with Luke Allen and Patrick Rien, as applicable.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

•	The “Portfolio Managers – Summary Section” of the Prospectus with respect to the Fund will be replaced with the following:

Luke Allen, CFA, Portfolio Manager of the Advisor, and Patrick Rien, CFA, Co-Portfolio Manager and Senior Research Analyst of the Advisor, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have served as portfolio managers of the Fund since September 1, 2022.

Please retain this Supplement for future reference.